                                                                  EXHIBIT 10.24

                            MYCO PHARMACEUTICALS INC.
                                5 Pinetree Place
                            Fort Washington, PA 19034


                                                 February 19, 1992


Dr. Barry A. Berkowitz
5 Pinetree Place
Fort Washington, PA 19034

         Re: Stock Purchase and Repurchase Agreement

Dear Dr. Barry A. Berkowitz:

         We are pleased that you have decided to become a founder of Myco Pharmaceuticals Inc., a Delaware corporation (the "Company") and desire to purchase shares of the Company's Common Stock, $.001 par value ("Shares"). The terms on which the Company is willing to issue Shares to you, and our agreements regarding such Shares are as follows:

         1. Purchase of Shares. For the aggregate sum of Eight Hundred and Sixty Dollars ($860.00) ($0.001 per Share), which the Company acknowledges receiving, the Company hereby sells and issues to you, and you hereby purchase from the Company Eight Hundred and Sixty Thousand (860,000) Shares. Upon execution of this Agreement the Company will deliver to you a certificate registered in your name representing the Shares.

         2. Your Representations and Warranties. To induce the Company to issue the Shares to you, you hereby represent, warrant and agree as follows:

                  2.1 Experience, Financial Capability and Suitability. You are sufficiently experienced in financial and business matters to be capable of evaluating the risk of this investment and to make an informed decision relating thereto. You have the financial capability for making the investment, can afford a complete loss of the investment, and the investment is a suitable one for you.

                  2.2 Access To Information. Prior to the execution of this Agreement you have had the opportunity to ask questions of and receive answers from representatives of the Company concerning the finances, operations, business and prospects of the Company.

                  2.3 Investment Intent. You are acquiring the Shares for your own account for the purpose of investment and not with a view to, or for sale in connection with, the distribution thereof, nor with any present intention of distributing or selling the Shares. The Shares are not being registered under the Securities Act of 1933, as amended (the "Securities Act") and are not being registered under any state "blue sky" laws, and the Shares may not be transferred except in compliance with such laws.

         3.  The Company's Right To Repurchase Your Shares.

                  Lapsing Repurchase Right. In the event your employment with the Company is terminated prior to four years from the date hereof, (a) either voluntarily by you (except because of a material breach of the Company's obligations under the employment agreement between you and the Company of even date) or (b) by the Company for "cause" as defined in the employment agreement of even date between you and the Company, for a period of ninety (90) days following such termination, the Company shall have the option to purchase from you and you shall be obligated to sell to the Company, at a price of $.001 per Share, all or any part of the number of Shares set forth below:

         Period                                      Number of Shares
         ------                                      ----------------
Prior to February 19, 1993                               860,000
February 19, 1993 - February 18, 1994                    645,000
February 19, 1994 - February 18, 1995                    430,000
February 19, 1995 - February 18, 1996                    215,000
After February 18, 1996                                        0

     In the event your employment with the Company is terminated prior to four years from the date hereof by you because of a material breach of the Company's obligations under the employment agreement between you and the Company of even date, the Repurchase Option (as defined below in this Section 3) shall lapse as of the date of such termination, and the Company's rights under this Section 3 shall thereupon terminate.

     In the event of your death or in the event of the termination of your employment either by the Company without cause or by reason of your disability prior to the dates set forth below, the Company shall have the option to purchase from you, and you shall be obligated to sell to the Company, at a price of $.001 per Share, all or any part of the number of Shares set forth below:

         Period                                        Number of Shares
         ------                                        ----------------
Prior to February 19, 1993                                430,000
February 19, 1993 - February 18, 1994                     322,500
February 19, 1994 - February 18, 1995                     215,000
February 19, 1995 - February 18, 1996                     107,500
After February 18, 1996                                         0

     (The rights of the Company pursuant to this Section 3 being referred to as the "Repurchase Option").

         4. Restrictions on Transfer.

         4.1 General Restriction. You hereby agree not to sell, transfer, assign, hypothecate or otherwise dispose of any of the Shares subject to the Repurchase Option, whether voluntarily or by operation of law (other than to the Company), prior to the termination of the Repurchase Option, except that you may transfer all or any part of the Shares not then subject to the Repurchase Option to your spouse, children or other member of your immediate family, or to a trust for the benefit of such persons, if the transferee first delivers his or her written agreement to be bound by the terms of this Agreement. After such date, subject to compliance with Section 4.2, you may only sell, transfer, assign, hypothecate or otherwise dispose of any of the Shares which are not then subject to the Repurchase Option, voluntarily or by operation of law (other than to the Company), and then only following compliance with the terms of a Voting and Co-Sale Agreement which the Company may enter into with certain potential stockholders to which agreement you agree to become a party if and when the Company enters into such an agreement. The Company shall not be required to transfer any Shares on its books which shall have been sold, assigned or otherwise transferred in violation of this Agreement, or to treat as the owner of such Shares, or to accord the right to vote as such owner or to pay dividends to, any person or organization to which any such Shares shall have been so sold, assigned or otherwise transferred in violation of this Agreement.

         4.2. Securities Law Restrictions. You agree with the Company that the Shares shall not be pledged, hypothecated, sold or transferred, unless prior to the proposed pledge, hypothecation, sale or transfer of all or part of such Shares (a) a Registration Statement on the appropriate form under the Securities Act and applicable state securities laws with respect to the Shares proposed to be transferred shall then be effective; or (b) the Company shall have received an opinion of counsel in form and substance satisfactory to it that such registration is not required because such transaction complies with rules promulgated by the Securities and Exchange Commission under the Securities Act and with applicable state securities laws.

         You understand that the Shares are "restricted securities" as that term is defined in Rule 144 under the Securities Act and that the Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available; and that in the case of sales in which Rule 144 is not available, compliance with Regulation A under the Securities Act or some other exemption under the Securities Act will be required. You further understand that there is not now available and there may not be available at the time you wish to sell your Shares the adequate current public information with respect to the Company which would permit offers or sales of the Shares under Rule 144. The Company is under no obligation to register the Shares under the Securities Act or any state securities law, nor to make Rule 144 available.

         4.3 Legending of Shares: All certificates representing the Shares to be issued to you pursuant to this Agreement shall have endorsed thereon legends substantially as follows:

                  "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act") or any state securities law and may not be sold, pledged, hypothecated or transferred in the absence of an effective Registration Statement covering these securities under the Act and any applicable state securities laws or an opinion of counsel in form and substance satisfactory to the Company that registration is not required under the Act or under applicable state securities laws."

                  "The shares represented by this certificate are subject to a Stock Purchase and Repurchase Agreement dated
                       , 1992 with this Company, a copy of which Stock Purchase
                  and Repurchase Agreement is available for inspection at the offices of the Company or may be made available upon request."

         5. Procedures For Exercising Rights To Purchase. In the event the Company shall be entitled to and shall elect to exercise the Repurchase Option, it shall give you (or your heirs or Representative) a written notice specifying the number of Shares which the Company elects to purchase and specifying a date for closing hereunder, which date shall be not more than thirty (30) calendar days after the giving of such notice. The closing shall take place at the Company's principal offices or such other location in the greater Boston, Massachusetts area as the Company may reasonably designate in such notice. At the closing, you shall deliver the Shares being purchased against the simultaneous delivery of the purchase price by the Company.

         In the event that you fail to deliver the Shares as required by this Agreement, the Company may elect (a) to establish a segregated account to receive the payments, such account to be turned over to you upon delivery of the certificates representing such Shares, and (b) immediately to take such action as is appropriate to transfer record title of such Shares from you to the Company and to treat you and such Shares in all respects as if delivery of the certificates representing such Shares had been made as required by this Agreement. You hereby irrevocably grant the Company a power of attorney for the purpose of effectuating the foregoing.

         6. Adjustment Provisions. If the Company shall pay a stock dividend or declare a stock split on or with respect to any of its Common Stock, or otherwise distribute securities of the Company to the holders of its Common Stock, the number of shares of stock or other securities of the Company issued with respect to the Shares then subject to the Repurchase Option shall be added to the Shares then subject to the Repurchase Option without any change in the aggregate purchase price. If the Company shall distribute to its stockholders shares of stock of another corporation, the shares of stock of such other corporation distributed with respect to the Shares then subject to the Repurchase Option shall be added to the Shares covered by the Repurchase Option without any change in the aggregate purchase price.

         If the outstanding shares of Common Stock of the Company shall be subdivided into a greater number of shares or combined into a smaller number of shares, or in the event of a reclassification of the outstanding shares of Common Stock of the Company, or if the Company shall be a party to any capital reorganization, there shall be substituted for the Shares then covered by the Repurchase Option such amount and kind of securities as are issued in such subdivision, combination, reclassification, or capital reorganization in respect of the Shares subject to the Repurchase Option immediately prior thereto, without any change in the aggregate purchase price.

         7. Tax Matters. You acknowledge and agree that the Company has the right to deduct from payments of any kind otherwise due to you any federal, state or local taxes of any kind required by law to be withheld with respect to the purchase of the Shares. If you elect, in accordance with Section 83(b) of the Internal Revenue Code of 1986, as amended (the "Code"), to recognize ordinary income in the year of acquisition of the Shares, the Company will require from you at the time of such election an additional payment for withholding tax purposes based on the difference, if any, between the purchase price for such Shares and the fair market value of such Shares as of the day immediately preceding the date of the purchase of such Shares.

         Upon execution of this Agreement you will file an election under
Section 83 of the Internal Revenue Code of 1986, as amended, in substantially the form attached. You acknowledge that if you do not file such an election, as the Shares are released from the Repurchase Option in accordance with Section 3, you will have income for tax purposes equal to the fair market value of the Shares at such date, less the price you paid for the Shares.

         8. Termination. If the Company shall be completely liquidated or shall be a party to a merger or consolidation in which the Company is not the surviving corporation or in which the Company is the surviving corporation but becomes a wholly-owned subsidiary of another corporation, then the Repurchase Option shall cease and terminate as at the date of such liquidation, merger or consolidation, and you shall hold the Shares free of this Agreement. In addition, the Repurchase Option shall terminate one hundred and eighty (180) days following the consummation of the public offering of any of the Company's securities pursuant to a registration statement filed with the Securities and Exchange Commission pursuant to the Securities Act, in which offering the aggregate gross proceeds to the Company exceed $9,000,000 and in which the price per share of such securities exceeds $4.50 (such price subject to equitable adjustment in the event of any stock split, stock dividend, combination, reorganization, reclassification or similar event).

         9. Registration Rights.

         9.01. "Piggy Back" Registration. If at any time the Company shall determine to register under the Securities Act, any of its Common Stock, other than on Form S-8 or S-4 or its then equivalent, it shall send to you written notice of such determination and, if within ten (10) days after receipt of such notice, you shall so request in writing, the Company shall use its best efforts to include in such registration statement all or any part of your Shares except that if, in connection with any offering involving an underwriting of Common Stock to be issued by the Company, the managing underwriter shall impose a limitation on the number of shares of such Common Stock which may be included in any such registration statement because, in its judgment, such limitation is necessary to effect an orderly public distribution, and such limitation is imposed pro rata among the holders of such Common Stock having an incidental ("piggy back") right to include such Common Stock in the registration statement according to the amount of such Common Stock which each holder had requested to be included pursuant to such right, then the Company shall be obligated to include in such registration statement only such limited portion of your Shares with respect to which you have requested inclusion hereunder and provided further that, if in connection with any such offering, the holders of Series A Preferred Stock are unable to register all of their registrable shares, you shall not be entitled to register any of your Shares in such offering. In the case of each registration under this Section 9.01, the Company shall bear all reasonable costs and expenses of each such registration of your Shares; provided, however, that the Company shall have no obligation to pay any portion of the underwriters' commissions or discounts attributable to the offer or sale your Shares pursuant to this Section 9.01.

         9.02. Indemnification of Holder. In the event that the Company registers any of your Shares under the Securities Act pursuant to section 9.01, the Company will indemnify and hold you harmless from and against any and all losses, claims, damages, expenses or liabilities, to which you become subject under the Securities Act or under any other statute or at common law or otherwise, and, except as hereinafter provided, will reimburse you for any legal or other expenses reasonably incurred by you in connection with investigating or defending any actions whether or not resulting in any liability, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement, in any preliminary or amended preliminary prospectus or in the prospectus (or the registration statement or prospectus as from time to time amended or supplemented by the Company) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to action or inaction required of the Company in connection with such registration, unless such untrue statement or omission was made in such registration statement, preliminary or amended, preliminary prospectus or prospectus in reliance upon and in conformity with information furnished in writing to the Company in connection therewith by you in your capacity as a selling shareholder and not otherwise expressly for use therein in such capacity. Promptly after receipt by you of notice of the commencement of any action in respect of which indemnity may be sought against the Company, you will notify the Company in writing of the commencement thereof, and, subject to the provisions hereinafter stated, the Company shall assume the defense of such action (including the employment of counsel, who shall be counsel reasonably satisfactory to you), and the payment of expenses insofar as such action shall relate to any alleged liability in respect of which indemnity may be sought against the Company. You shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall not be at the expense of the Company unless the employment of such counsel has been specifically authorized by the Company. The Company shall not be liable to indemnify you for any settlement of any such action effected without the Company's consent which shall not be unreasonably withheld or delayed.

         9.03. Indemnification of Company. In the event that the Company registers any of your Shares under the Securities Act, you will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each underwriter of the shares so registered (including any broker or dealer through whom such of the shares may be sold) and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act from and against any and all losses, claims, damages, expenses or liabilities, joint or several, to which they or any of them may become subject under the Securities Act or under any other statute or at common law or otherwise, and, except as hereinafter provided, will reimburse the Company and each such director, officer, underwriter or controlling person for any legal or other expenses reasonably incurred by them or any of them in connection with investigating or defending any actions whether or not resulting in any liability, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement, in any preliminary or amended preliminary prospectus or in the prospectus (or in the registration statement or prospectus as from time to time amended or supplemented) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, but only insofar as any such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company in connection therewith by you in your capacity as a selling stockholder and not otherwise, expressly for use therein provided in such capacity, provided however, that your maximum liability hereunder shall be equal to the amount received by you from the sale of your Shares pursuant to the registration statement. Promptly after receipt of notice of the commencement of any action in respect of which indemnity may be sought against you, the Company will notify you in writing of the commencement thereof, and you shall, subject to the provisions hereinafter stated, assume the defense of such action (including the employment of counsel, who shall be counsel reasonably satisfactory to the Company) and the payment of expenses insofar as such action shall relate to the alleged liability in respect of which indemnity may be sought against you. The Company and each such director, officer, underwriter or controlling person shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall not be at your expense unless employment of such counsel has been specifically authorized by you. You shall not be liable to indemnify any person for any settlement of any such action effected without your consent.

         In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which you or the Company may be entitled to indemnification under this Section 9, but it is judicially determined (by the entry of a final judgement or decree by a court of competent jurisdiction from there is no further right of appeal) that such indemnification may not be enforced notwithstanding the provisions of this Section 9, in such case, then you and the Company will contribute to the aggregate losses, claims, damages or liabilities to which you and it may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of you and the Company in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations, provided, however, that in no case shall you be required to contribute any amount in excess of the amount received by you from your sale of Shares pursuant to such registration statement, and further provided that no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11 of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

         10. Other Agreements.

         10.1 Further Assurances. You agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

         10.2 No Obligation as to Employment. The Company is not by reason of this Agreement obligated to employ or to continue to employ you in any capacity.

         10.3 Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be addressed to the receiving party's address set forth above or to such other address as a party may designate by notice hereunder, and shall be either (i) delivered by hand, (ii) made by telex, telecopy or facsimile transmission, (iii) sent by overnight courier, or (iv) sent by registered mail, return receipt requested, postage prepaid. All notices, requests, consents and other communications hereunder shall be deemed to have been given either (i) if by hand, at the time of the delivery thereof to the receiving party at the address of such party set forth above, (ii) if made by telex, telecopy or facsimile transmission, at the time that receipt thereof has been acknowledged by electronic confirmation or otherwise, (iii) if sent by overnight courier, on the next business day following the day such notice is delivered to the courier service, or (iv) if sent by registered mail, on the 5th business day following the day such mailing is made.

         10.4 Entire Agreement. This Agreement embodies the entire agreement and understanding between you and the Company with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement of any kind not expressly set forth in this Agreement shall affect, or be used to interpret, change or restrict, the express terms and provisions of this Agreement.

         10.5 Modifications and Amendments. The terms and provisions of this Agreement may be modified or amended only by written agreement executed by all parties hereto.

         10.6 Waivers and Consents. The terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by written document executed by the party entitled to the benefits of such terms or provisions. No such waiver or consent shall be deemed to be or shall constitute a waiver or consent with respect to any other terms or provisions of this Agreement, whether or not similar. Each such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.

         10.7 Assignment. The rights and obligations under this Agreement may not be assigned by either party hereto without the prior written consent of the other party, provided, however, that the Company may assign its rights to purchase any or all of the Shares pursuant to the Repurchase Option to any person designated by the Board of Directors of the Company.

         10.8 Benefit. All statements, representations, warranties, covenants and agreements in this Agreement shall be binding on the parties hereto and shall inure to the benefit of the respective successors and permitted assigns of each party hereto. Nothing in this Agreement shall be construed to create any rights or obligations except among the parties hereto, and no person or entity shall be regarded as a third-party beneficiary of this Agreement.

         10.9 Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the law of The Commonwealth of Massachusetts, without giving effect to the conflict of law principles thereof.

         10.10 Severability. In the event that any court of competent jurisdiction shall determine that any provision, or any portion thereof, contained in this Agreement shall be unreasonable or unenforceable in any respect, then such provision shall be deemed limited to the extent that such court deems it reasonable and enforceable, and as so limited shall remain in full force and effect. In the event that such court shall deem any such provision, or portion thereof, wholly unenforceable, the remaining provisions of this Agreement shall nevertheless remain in full force and effect.

         10.11 Headings and Captions. The headings and captions of the various subdivisions of this Agreement are for convenience of reference only and shall in no way modify, or affect the meaning or construction of any of the terms or provisions hereof.

         10.12 No Waiver of Rights, Powers and Remedies. No failure or delay by a party hereto in exercising any right, power or remedy under this Agreement, and no course of dealing between the parties hereto, shall operate as a waiver of any such right, power or remedy of the party. No single or partial exercise of any right, power or remedy under this Agreement by a party hereto, nor any abandonment or discontinuance of steps to enforce any such right, power or remedy, shall preclude such party from any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The election of any remedy by a party hereto shall not constitute a waiver of the right of such party to pursue other available remedies. No notice to or demand on a party not expressly required under this Agreement shall entitle the party receiving such notice or demand to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the party giving such notice or demand to any other or further action in any circumstances without such notice or demand.

         10.13 Survival of Representations and Warranties. All representations and warranties made by the parties hereto in this Agreement or in any other agreement, certificate or instrument provided for or contemplated hereby, shall survive the execution and delivery hereof and any investigations made by or on behalf of the parties.

         10.14 No Broker or Finder. Each of the parties hereto represents and warrants to the other that no broker, finder or other financial consultant has acted on its behalf in connection with this Agreement or the transactions contemplated hereby in such a way as to create any liability on the other. Each of the parties hereto agrees to indemnify and save the other harmless from any claim or demand for commission or other compensation by any broker, finder, financial consultant or similar agent claiming to have been employed by or on behalf of such party and to bear the cost of legal expenses incurred in defending against any such claim.

         10.15 Counterparts. This Agreement may be executed in one or more counterparts, and by different parties hereto on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         If the foregoing accurately sets forth your understanding and agreement, please sign the enclosed copy of this agreement and return it to us.


                                        Very truly yours


                                        MYCO PHARMACEUTICALS INC.


                                        By:_________________________
                                           Gary Anderson,
                                           Chairman


Accepted and agreed this
____ day of __________, 1992


_________________________
Dr. Barry A. Berkowitz

                    Election to Include Gross Income in Year
                      of Transfer Pursuant to Section 83(b)
                          of the Internal Revenue Code


         The undersigned hereby elects pursuant to Section 83(b) of the Internal Revenue Code with respect to the property described below and supplies the following information in accordance with the regulations promulgated thereunder:

1.       The name, address and social security number of the undersigned are:

                              Name:  ___________________________________________
                           Address:  ___________________________________________
               Social Security No.:  ___________________________________________

2. Description of property with respect to which the election is being made:

         ___________________________________ (_________) shares (the "Shares")
         of Common Stock, $.001 par value per share, of Myco Pharmaceuticals Inc. a Delaware corporation, (the "Company").

3.       Date of transfer of shares:  February 19, 1992

4.       Taxable year of transfer:  1992

5.       Nature of restrictions to which property is subject:

If the service of taxpayer as an employee or consultant of the Company terminates for any reason during the periods set forth below, the Company may repurchase all or any portion of the Shares set forth below at the acquisition price paid by the taxpayer:

         Period                                      Number of Shares
         ------                                      ----------------
Prior to February 19, 1993                               860,000
February 19, 1993 - February 18, 1994                    645,000
February 19, 1994 - February 18, 1995                    430,000
February 19, 1995 - February 18, 1996                    215,000
After February 18, 1996                                        0

6. The fair market value at time of transfer (determined without regard to any restrictions other than restrictions which by their terms will never lapse) of the property with respect to which this election is being made is $.001 per Share.

7.       The amount paid by taxpayer for said property is $.001 per share.

8.       A copy of this statement has been furnished to the Company.

Dated:__________________________________     ___________________________________
                                             Signature of Taxpayer